Exhibit 99.1

The Bancorp, Inc. Reports Second Quarter 2011 Financial Results

Wilmington, Delaware – July 21, 2011 – The Bancorp, Inc. ("Bancorp") (NASDAQ: TBBK), a financial holding company, today reported results for the quarter ended June 30, 2011.

Financial Highlights

-	Prepaid card fee income increased 75% to $4.4 million from $2.5 million in second quarter 2010.

-	Total non-interest income, excluding security gains, increased 62% to $7.3 million compared to $4.5 million in second quarter 2010.

-	Tax equivalent net interest income increased 11% to $18.6 million from $16.9 million in second quarter 2010.

-
Core operating earnings increased by 30% to $7.7 million compared to second quarter 2010. For those respective periods, GAAP diluted earnings per share remained constant at $0.02 based on 33.2 million and 26.8 million shares respectively.  For the six month period ended June 30, 2011 diluted earnings per share amounted to $0.11 compared to a loss per share of $0.14 in the comparable prior year period.

-
At June 30, 2010 loans had grown to $1.7 billion, and year to date grew at an annualized rate exceeding 7%. Period-end securities held at June 30, 2011 increased to $371 million, an increase of $141 million, or 62% over June 30, 2010.

-
Average deposits for second quarter 2011 totaled $2.3 billion, an increase of $490 million or 27% over second quarter 2010, while transaction accounts grew to 99% of total average deposits. The interest paid on deposits and interest bearing liabilities between those respective periods decreased to 0.53% from 0.81%.

Betsy Z. Cohen, Bancorp’s Chief Executive Officer, said, “The 75% increase in prepaid card fees and the increase in total non-interest income attest to the strength of our pipeline of new business as we continue to focus on growth markets. We continue to see opportunity in our SBA (Small Business Administration) program, and are adding new franchisors. We are devoting more efforts to accelerate SBA loan closings, and have begun to see some of those results. Another strategic goal, to increase our fixed rate but relatively short term direct leasing portfolio, has also begun to show results.  Direct lease financing balances showed a significant increase over the year ended June 30, 2011 growing to $127 million from $96 million. As shown below, our core operating earnings (1) increased 30% or $1.9 million over the comparable prior year quarter, reflecting a $2.8 million increase in non-interest income and a $1.6 million increase in net interest income. These results reflect our commitment to fee businesses, especially prepaid cards, in addition to traditional banking, and careful expansion of the loan portfolio which has grown over 7% in 2011 on an annualized basis. ”

Financial Results

Bancorp reported net income available to common shareholders for the three months ended June 30, 2011 of $660,000 or diluted earnings per share of $0.02, based on 33,205,741 weighted average shares, compared to net income available to common shareholders of $407,000 or diluted earnings per share of $0.02, based on 26,759,461 weighted average shares, for the three months ended June 30, 2010.  Core operating earnings, a non-GAAP measure, increased to $7.7 million for the three months ended June 30, 2011 compared to $5.9 million for the three months ended June 30, 2010.  The following is a reconciliation of core operating earnings to net income available to common shareholders (for the three month period):

	June 30,	June 30,
	2011	2010

Net income available to common shareholders	$660	$407
Income tax expense	289	197
(Gains) and losses on sales of investment securities	(603)	(469)
(Gains) and losses on other real estate owned	439	-
Provision for loan and lease losses	6,963	5,806
Core operating earnings (1)	$7,748	$5,941

(1)
As a supplement to GAAP, Bancorp has provided this non-GAAP performance result. The Bancorp believes that this non-GAAP financial measure is useful because it allows investors to assess its operating performance.  Management utilizes core operating earnings to measure the combined impact of changes in net interest income and non-interest income.  Other companies may calculate core earnings differently.  Although this non-GAAP financial measure is intended to enhance investors’ understanding of Bancorp’s business and performance, it should not be considered, and is not intended to be, a substitute for GAAP.

Capital Ratios
	Tier 1 capital	Tier 1 capital	Total capital
	to average	to risk-weighted	to risk-weighted
	assets ratio	assets ratio	assets ratio

As of June 30, 2011
The Company	9.87%	14.88%	16.14%
The Bancorp Bank	6.89%	10.41%	11.66%
"Well capitalized" institution (under FDIC regulations)	5.00%	6.00%	10.00%

As of December 31, 2010
The Company	8.37%	11.99%	13.24%
The Bancorp Bank	7.39%	10.60%	11.85%
"Well capitalized" institution (under FDIC regulations)	5.00%	6.00%	10.00%

Balance Sheet Summary

At June 30, 2011, Bancorp's total assets were $2.5 billion, an increase of $342 million or 16% over total assets at June 30, 2010. During that period, investments increased to $371 million, an increase of $142 million or 62%; loans increased to $1.7 billion, an increase of $102 million or 6%; and deposits increased to $2.2 billion, an increase of $281 million or 15%.
Total assets decreased compared to March 31, 2011, as a result of seasonal deposit variations.

Conference Call Webcast

You may access the LIVE webcast of Bancorp's Quarterly Earnings Conference Call at 10:00 AM EDT Thursday July 21, 2011 by clicking on the webcast link on Bancorp's homepage at www.thebancorp.com. Or, you may dial 866.804.6923 using access code 14761671.  You may listen to the replay of the webcast following the live call on Bancorp's investor relations website or telephonically until Thursday, July 28, 2011 by dialing 888.286.8010, access code 74045158.

About Bancorp

The Bancorp, Inc. is a financial holding company that operates The Bancorp Bank, an FDIC-insured commercial bank that delivers a full array of financial services both directly and through private-label affinity programs nationwide.  The Bancorp Bank’s regional community bank operations serve the needs of small and mid-size businesses and their principals in the Philadelphia-Wilmington region.

Forward Looking Statements

Statements in this earnings release regarding The Bancorp, Inc.’s business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including but not limited to the words “may,” “believe,” “will,” “expect,” “look,” “anticipate,” “estimate,” “continue,” or similar words.  For further discussion of the risks and uncertainties to which these forward-looking statements may be subject, see The Bancorp, Inc.’s filings with the SEC, including the “Risk Factors” sections of The Bancorp Inc.’s filings. These risks and uncertainties could cause actual results to differ materially from those projected in the forward-looking statements. The forward-looking statements speak only as of the date of this presentation. The Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

The Bancorp, Inc. Contact
Andres Viroslav
215-861-7990
andres.viroslav@thebancorp.com

The Bancorp, Inc.
Financial highlights
(unaudited)
	Three months ended		Six months ended
	June 30,		June 30,
	2011	2010	2011	2010
	(dollars in thousands except per share data)
Condensed income statement
Net interest income	$18,257	$16,689	$36,455	$32,969
Provision for loan and lease losses	6,963	5,806	11,635	9,954
Non-interest income
Gain on sales of investment securities	603	469	603	1,219
Other than temporary impairment of investment securities	-	-	(75)	-
Other non-interest income	7,264	4,490	15,084	9,234
Total non-interest income	7,867	4,959	15,612	10,453
Non-interest expense
Loss on other real estate owned	439	-	491	20
Other non-interest expense	17,773	15,238	34,873	29,425
Total non-interest expense	18,212	15,238	35,364	29,445
Net income before income tax expense	949	604	5,068	4,023
Income tax expense	289	197	1,720	1,430
Net income	660	407	3,348	2,593
Less preferred stock dividends	-	-	-	(433)
Less preferred stock accretion	-	-	-	(5,809)
Net income (loss) available to common shareholders	$660	$407	$3,348	$(3,649)

Basic earnings (loss) per share	$0.02	$0.02	$0.11	$(0.14)

Diluted earnings (loss) per share	$0.02	$0.02	$0.11	$(0.14)
Weighted average shares - basic	33,196,281	26,181,281	30,638,325	26,181,281
Weighted average shares - diluted	33,205,741	26,759,461	30,645,678	26,181,281

Balance sheet	June 30,	March 31,	December 31,	June 30,
	2011	2011	2010	2010
	(dollars in thousands)
Assets:
Cash and cash equivalents
Cash and due from banks	$168,957	$223,420	$157,411	$92,620
Interest bearing deposits	199,866	630,524	314,908	171,054
Total cash and cash equivalents	368,823	853,944	472,319	263,674

Investment securities, available-for-sale, at fair value	353,099	273,643	231,165	208,080
Investment securities, held-to-maturity	18,102	21,298	21,364	21,496
Loans, net of deferred costs	1,678,660	1,636,253	1,619,195	1,576,525
Allowance for loan and lease losses	(27,685)	(25,802)	(24,063)	(22,336)
Loans, net of deferred costs	1,650,975	1,610,451	1,595,132	1,554,189
Premises and equipment, net	8,296	8,533	8,767	8,229
Accrued interest receivable	7,839	8,807	8,878	8,483
Intangible assets, net	8,504	8,754	9,005	9,505
Other real estate owned	3,764	3,379	2,115	459
Deferred tax asset, net	21,960	23,817	24,365	20,258
Other assets	24,477	24,071	22,613	29,497
Total assets	$2,465,839	$2,836,697	$2,395,723	$2,123,870

Liabilities:
Deposits
Demand (non-interest bearing)	$1,073,228	$1,412,656	$945,605	$827,268
Savings, money market and interest checking	1,076,654	1,105,226	975,973	903,599
Time deposits	1,394	1,397	90,862	140,285
Time deposits, $100,000 and over	11,427	11,830	11,657	10,455
Total deposits	2,162,703	2,531,109	2,024,097	1,881,607

Securities sold under agreements to repurchase	20,258	19,783	14,383	7,552
Short-term borrowings	-	-	87,000	-
Federal funds purchased	-	-	49,000	-
Accrued interest payable	131	149	124	165
Subordinated debenture	13,401	13,401	13,401	13,401
Other liabilities	7,109	14,654	8,812	17,367
Total liabilities	$2,203,602	$2,579,096	$2,196,817	$1,920,092

Shareholders' equity:
Preferred stock - authorized 5,000,000 shares, Series A, $0.01 par value; 0 shares issued and outstanding at March 31, 2011 and 2010;	-	-	-	-
Common stock - authorized, 50,000,000 shares of $1.00 par value; 33,196,281 and 26,181,281 shares issued and outstanding at June 30, 2011 and 2010, respectively	33,196	33,196	26,181	26,181
Additional paid-in capital	241,011	240,640	192,711	197,027
Accumulated deficit	(14,847)	(15,507)	(18,195)	(20,824)
Accumulated other comprehensive (loss) gain	2,877	(728)	(1,791)	1,394
Total shareholders' equity	262,237	257,601	198,906	203,778

Total liabilities and shareholders' equity	$2,465,839	$2,836,697	$2,395,723	$2,123,870

Average balance sheet and net interest income	Three months ended June 30, 2011			Three months ended June 30, 2010
(dollars in thousands)	Average		Average	Average		Average
Assets:	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Loans net of unearned discount	$1,642,867	$18,064	4.40%	$1,572,787	$18,374	4.67%
Leases - bank qualified*	4,820	120	9.96%	-	-	0.00%
Investment securities-taxable	270,535	2,341	3.46%	173,447	1,702	3.93%
Investment securities-nontaxable*	76,123	1,006	5.29%	31,948	520	6.51%
Interest bearing deposits at Federal Reserve Bank	389,794	230	0.24%	179,874	82	0.18%
Net interest-earning assets	2,384,139	21,761	3.65%	1,958,056	20,678	4.22%

Allowance for loan and lease losses	(26,463)			(21,094)
Other assets	271,564			166,798
	$2,629,240			$2,103,760

Liabilities and Shareholders' Equity:
Deposits:
Demand (non-interest bearing)**	$1,224,208	$343	0.11%	$853,413	$279	0.13%
Interest bearing deposits
Interest checking	753,863	1,705	0.90%	601,861	2,096	1.39%
Savings and money market	336,244	794	0.94%	290,447	1,039	1.43%
Time	12,812	43	1.34%	91,561	120	0.52%
Total interest bearing deposits	1,102,919	2,542	0.92%	983,869	3,255	1.32%
Total deposits	2,327,127	2,885	0.50%	1,837,282	3,534	0.77%

Short-term borrowings	-	-	0.00%	34,835	59	0.68%
Repurchase agreements	19,832	26	0.52%	8,134	7	0.34%
Subordinated debt	13,401	216	6.45%	13,401	216	6.45%
Net interest bearing liabilities	1,136,152	2,784	0.98%	1,040,239	3,537	1.36%
Total deposits and interest bearing liabilities	2,360,360	3,127	0.53%	1,893,652	3,816	0.81%

Other liabilities	9,668			7,230
Total liabilities	2,370,028			1,900,882

Shareholders' equity	259,212			202,878
	$2,629,240			$2,103,760
Net interest income on tax equivalent basis*		$18,634			$16,862

Tax equivalent adjustment		377			173

Net interest income		$18,257			$16,689
Net interest margin *			3.13%			3.44%

* Full taxable equivalent basis to be comparable to the interest income of all other categories, using a 34% statutory tax rate
** Interest includes fees paid to affinity groups.

Average balance sheet and net interest income	Six months ended June 30, 2011			Six months ended June 30, 2010
(Dollars in thousands)	Average		Average	Average		Average
Assets:	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Loans net of unearned discount	$1,635,432	$36,324	4.44%	$1,545,859	$36,289	4.69%
Leases - bank qualified	3,589	170	9.47%	-	-	0.00%
Investment securities-taxable	228,302	3,897	3.41%	152,060	3,010	3.96%
Investment securities-nontaxable*	76,854	2,018	5.25%	31,405	1,107	7.05%
Interest bearing deposits at Federal Reserve Bank	610,215	745	0.24%	327,096	434	0.27%
Net interest-earning assets	2,554,392	43,154	3.38%	2,056,420	40,840	3.97%

Allowance for loan and lease losses	(25,648)			(20,472)
Other assets	279,032			178,762
	$2,807,776			$2,214,710

Liabilities and Shareholders' Equity:
Deposits:
Demand (non-interest bearing)	$1,434,775	$768	0.11%	$985,453	$498	0.10%
Interest bearing deposits
Interest checking	734,463	2,983	0.81%	570,980	4,020	1.41%
Savings and money market	328,899	1,592	0.97%	323,746	2,221	1.37%
Time	29,567	147	0.99%	71,029	253	0.71%
Total interest bearing deposits	1,092,929	4,722	0.86%	965,755	6,494	1.34%
Total deposits	2,527,704	5,490	0.43%	1,951,208	6,992	0.72%

Short-term Borrowings	1,503	3	0.40%	19,097	64	0.67%
Repurchase agreements	18,439	42	0.46%	6,464	14	0.43%
Subordinated debt	13,401	431	6.43%	13,179	431	6.54%
Net interest bearing liabilities	1,126,272	5,198	0.92%	1,004,495	7,003	1.39%
Total deposits and interest bearing liabilities	2,561,047	5,966	0.47%	1,989,948	7,501	0.75%

Other liabilities	9,553			9,978
Total liabilities	2,570,600			1,999,926

Shareholders' equity	237,176			214,784

	$2,807,776			$2,214,710
Net interest income on tax equivalent basis*		37,188			33,339

Tax equivalent adjustment		733			370

Net interest income		$36,455			$32,969
Net interest margin *			2.91%			3.24%

Allowance for loan and lease losses:	Six months ended		For year ended
	June 30,	June 30,	December 31,
	2011	2010	2010
	(dollars in thousands)

Balance in the allowance for loan and lease losses at beginning of period	$24,063	$19,123	$19,123

Loans charged-off:
Commercial	4,804	6,484	13,513
Construction	2,496	-	-
Lease financing	-	-	3
Residential mortgage	49	223	1,254
Consumer	681	138	618
Total	8,030	6,845	15,388

Recoveries:
Commercial	15	79	279
Construction	2	3	4
Lease financing	-	-	10
Residential mortgage	-	16	742
Consumer	-	6	6
Total	17	104	1,041
Net charge-offs	8,013	6,741	14,347
Provision charged to operations	11,635	9,954	19,287

Balance in allowance for loan and lease losses at end of period	$27,685	$22,336	$24,063
Net charge-offs/average loans	0.49%	0.44%	0.92%

Loan portfolio:	June 30,	March 31,	December 31,	June 30,
	2011	2011	2010	2010
	(dollars in thousands)

Commercial	$450,916	$430,081	$441,799	$403,320
Commercial mortgage (1)	593,842	601,046	580,780	580,542
Construction	205,730	202,105	203,120	207,846
Total commercial loans	1,250,488	1,233,232	1,225,699	1,191,708
Direct financing leases	127,016	107,624	103,289	96,319
Residential mortgage	98,113	94,682	93,004	95,542
Consumer loans and others	200,132	197,876	194,320	190,729
	1,675,749	1,633,414	1,616,312	1,574,298
Unamortized costs (fees)	2,911	2,839	2,883	2,227
Total loans, net of deferred loan costs	$1,678,660	$1,636,253	$1,619,195	$1,576,525

Supplemental loan data:
Construction 1-4 family	$93,422	$96,240	$92,190	$106,273
Construction commercial, acquisition and development	112,308	105,865	110,930	101,573
	$205,730	$202,105	$203,120	$207,846

(1) At June 30, 2011 our owner-occupied loans amounted to $132 million, or 22.2% of commercial mortgages.

	June 30,	December 31,	September 30,	June 30,
	2011	2010	2010	2010
Asset quality ratios:
Nonperforming loans to total loans (1)	1.43%	1.08%	1.51%	1.82%
Nonperforming assets to total assets (1)	1.12%	0.82%	0.91%	1.37%
Allowance for loan and lease losses to total loans	1.65%	1.49%	1.37%	1.42%

Nonaccrual loans	$19,526	$15,298	$19,640	$18,193
Total nonperforming loans	19,526	15,298	19,640	18,193
Other real estate owned	3,764	2,115	225	459
Total nonperforming assets	$23,290	$17,413	$19,865	$18,652

Loans 90 days past due still accruing interest	$4,397	$2,219	$4,352	$10,529
(1) Nonperforming loans are defined as nonaccrual loans and restructure loans. Loans 90 days past due and still accruing interest are also included in these ratios.

	Three months ended			Year ended
	June 30,		December 31,	December 31,
	2011	2010	2010	2010
Selected operating ratios:
Return on average assets	0.10%	0.08%	0.34%	0.23%
Return on average equity	1.02%	0.80%	4.01%	2.45%
Net interest margin	3.13%	3.44%	3.36%	3.28%
Efficiency ratio	71.36%	71.95%	69.37%	70.52%
Book value per share	$7.90	$7.78	$7.60	$7.60